Exhibit 10.29

FIFTH AMENDMENT TO AGREEMENT RS-486/82 BY AND BETWEEN COPESUL – COMPANHIA PETROQUÍMICA DO SUL AND POLIOLEFINAS S/A

COPESUL – COMPANHIA PETROQUÍMICA DO SUL, headquartered at BR-386 Rodovia Tabaí/Canoas Km. 419 Pólo Petroquímico do Sul, Triunfo/RS CEP 95853-000, enrolled in the Ministry of Finance National Roll of Corporate Taxpayers under # 88.948.492/0001-92, herein represented pursuant to its Bylaws by its Directors Rogério Affonso de Oliveira and Regis Lemos de Abreu, hereinafter referred to as COPESUL; and

POLIOLEFINAS S/A, headquartered at Rua Alexandre Dumas n° 2016, Chácara Santo Antonio, in the City of São Paulo, State of São Paulo, enrolled in the Ministry of Finance National Roll of Corporate Taxpayers under # 62.336.946/0001-80, and its Plant located at BR-386 Rodovia Tabaí/Canoas Km. 419 Lote 27 Pólo Petroquímico do Sul, Triunfo/RS, enrolled in the Ministry of Finance National Roll of Corporate Taxpayers under # 62.336.946/0007-76, herein duly represented by its Director Luiz Eduardo Ematne and Attorney-in-Fact Edson Barros Maia, hereinafter referred to as BUYER,

DO HEREBY decide to execute this Amendment to the Agreement for the Sale and Purchase of Raw Material dated December 8th, 1982, aiming at amending the maximum and minimum quantities of raw material supply.

CLAUSE ONE – PURPOSE

1.1 -	This Amendment aims at amending the Agreement RS-486/82 as to the limits of supply and purchase of ethene that COPESUL undertakes to supply and BUYER undertakes to purchase, as of the date the Project of Technological Update of COPESUL is concluded.

CLAUSE TWO – QUANTITIES TO BE SUPPLIED

2.1 -	Item A.1 of the Fourth Amendment to Agreement RS-486/82 is hereby replaced by the following text:

A.1)	The agreed supplies of ethene and/or propene (polymer degree) are defined by the limits set forth below:

		CONSUMPTION IN TONS
PRODUCTS	YEARLY		MONTHLY		OUTFLOW PER HOUR
	Minimum	Maximum	Average	Maximum	Average	Maximum
ETHENE	148,200	247,000	20,583	20,861	28.20	28.61
PROPENE	—	2,550	—	235	—	—

Calculation basis to make up the monthly average is the maximum consumption per year divided by the number of months of the year; as for the average outflow per hour, it is the maximum consumption per year divided by 365 and by 24 hours.

CLAUSE THREE – MISCELLANEOUS